Exhibit 99.1

35 West Wacker Drive Chicago, Illinois 60601 1.312.326.8000 www.rrd.com

November 12, 2021

Chatham Asset Management, LLC

Anthony Melchiorre

Managing Member

Dear Mr. Melchiorre,

We are writing to follow up on our discussions with regards to your non-binding, conditional indication of interest to acquire R. R. Donnelley & Sons Company.

As we have discussed with your counsel over the past several weeks, we are prepared to engage with you regarding your interest in potentially making a binding proposal. Indeed, even before we signed our merger agreement with affiliates of Atlas Holdings, we proactively reached out to you with a confidentiality agreement that would enable us to provide you with confidential information and have discussions regarding your indication of interest.

Since we signed our merger agreement, we have attempted to continue those discussions with you; and our negotiated merger agreement expressly permits such discussions. As you have seen in the merger agreement, the merger agreement contains customary provisions upon which such engagement can occur—including the very customary requirement that all parties enter into an appropriate confidentiality agreement.

As we have communicated to your counsel, the confidentiality agreement terms we are offering to Chatham (including the scope and period of the standstill) are consistent with the terms that Atlas has already agreed to in its confidentiality agreement and are consistent with the terms required of all other parties that come forward during the go-shop period or thereafter. The confidentiality agreement terms we are offering to you are not only standard within RRD’s go-shop process, but they are also customary and market for any negotiated transaction.

Upon your execution of a confidentiality agreement, we stand ready to engage with you and consider a proposal that the Board of Directors can compare to the agreement we reached with Atlas, which equates to a total enterprise value of approximately $2.1 billion, a total equity value of approximately $703 million (fully diluted), is backstopped by a $900 million equity commitment from affiliates of Atlas as well as $1.2 billion in debt commitments, is an overall deleveraging transaction and is not subject to a financing condition.

Any bona fide proposal from Chatham would need to include the key substantive terms of a potential transaction, which have thus far been missing from your non-binding, conditional indications of interest, including from the most recent one Chatham publicly issued in response to media speculation about the announcement of the Atlas transaction. This should include the transaction structure, equity, and debt financing sources, as well as evidence of your financial wherewithal to complete a transaction.

We look forward to hearing from you.

Respectfully,

/s/ Deborah Steiner

Deborah Steiner

Executive Vice President, Chief Administrative Officer,

General Counsel, Corporate Secretary and

Chief Compliance Officer

Use of Forward-Looking Statements

This document includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed acquisition of R. R. Donnelley & Sons Company (the “Company”) by affiliates of Atlas Holdings LLC (the “Transaction”). These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) significant transaction costs associated with the Transaction; (iii) potential litigation relating to the Transaction, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Atlas Holdings LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay the termination fee under the agreement and plan of merger with respect to the Transaction; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities or the COVID-19 pandemic, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public periodic filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties that will be described in the proxy statement, which will be available from the sources indicated below, that the Company intends to file in connection with the Transaction (the “Proxy Statement”). These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

This communication is being made in connection with the Transaction. In connection with the Transaction, the Company intends to file the Proxy Statement and certain other documents regarding the Transaction with the SEC. The definitive version of the Proxy Statement (if and when available) will be mailed to the Company’s stockholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain, free of charge, copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Investor Relations portion of the Company’s website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 13, 2021 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.